EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

         In connection with the Quarterly Report of e-The Movie Network, Inc. (the "Company") on Form 10-QSB for the three months ended January 31, 2004 (the "Report") filed with the Securities and Exchange Commission, I, Jacob Herskovits, Chief Executive Officer (and Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 26, 2004                                   /s/ JACOB HERSKOVITS
                                               ---------------------------------
                                               JACOB HERSKOVITS
                                               CHIEF EXECUTIVE OFFICER
                                               (AND PRINCIPAL FINANCIAL OFFICER)

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO of E-THE MOVIE NETWORK, INC. AND WILL BE RETAINED BY of E-THE MOVIE NETWORK, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.